UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM CORRESPONDENCE

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 15, 2013

(Date of the earliest event reported)

Simulations Plus, Inc.

(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42505 10th Street West, Lancaster, California 93534-7059

(Address of principal executive offices) (Zip Code)

661-723-7723

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14z-12 under Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders:

On February 15, 2013, Simulations Plus, Inc., a California corporation (the "Company"), held its annual meeting of shareholders (the “Annual Meeting”). The following proposals were submitted to a vote of security holders at the meeting.

1. Proposal No. 1: To elect to the Board of Directors five (5) directors, to serve until the next Annual Meeting of Shareholders of the Company or until their successors are elected and qualified, subject to prior death, resignation or removal.

2. Proposal No. 2: To ratify the appointment of Rose, Snyder and Jacobs as our independent registered public accounting firm for the Company for the fiscal year ending August 31, 2013.

The above proposals were approved and the results of the balloting at the meeting are summarized in the following table.

Proposal	Votes For	Votes Against	Votes Abstaining	Votes Withheld	Broker-Non votes	Total (a)
(1) Walter Woltosz	9,484,911			32,535	6,418,360	15,935,806
(1) Virginia Woltosz	9,081,882			435,564	6,418,360	15,935,806
(1) Dr. David Z. D'Argenio	9,483,313			34,133	6,418,360	15,935,806
(1) Harold W. Rosenberger	9,484,052			33,394	6,418,360	15,935,806
(1) Dr. David Ralph	9,486,866			30,580	6,418,360	15,935,806
(2) Appointment of RSJ	9,505,322	5,444	9,059		6,418,360	15,935,806

(a) Total Proxy Shares on record date on December 18, 2012 out of which 15,749,794 shares were reported.

Item 8.01 Other Events

On February 15, 2013, Company held its annual meeting of shareholders. A copy of PowerPoint presentation for the meeting are attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This report on Form 8-K (the "Report"), including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms "anticipates," "expects," "estimates," "believes" and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the "Commission"), reports to the stockholders of Simulations Plus, Inc., a California corporation (the "Company" or "us," "our" or "we") and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management's best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Power Point Presentation on February 15, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: February 19, 2013	By:	/s/ Momoko Beran
Momoko Beran Chief Financial Officer

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